================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                 _____________

                                   FORM 8-K
                                 _____________

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 25, 2001



                                SUNTERRA CORPORATION
             (Exact name of registrant as specified in its charter)



          Maryland                      000-21193                 95-4582157
(State or other jurisdiction    (Commission File Number)   (IRS Employer Identification No.)
     of incorporation)

                             1781 Park Center Drive
                             Orlando, Florida 32835
                               "www.sunterra.com"
                    (Address of Principal Executive Offices)

                                  407-532-1000
              (Registrant's telephone number, including area code)

================================================================================

Item 5.  Other Events.


     See press release dated October 25, 2001 entitled "Sunterra Corporation Announces Adjustments to Unaudited Financial Statements" attached hereto as
Exhibit 99.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

          Exhibit No.         Description                               Page No.
          ----------          -----------                               --------

              99         Press release dated October 25, 2001              3
                         entitled "Sunterra Corporation Announces
                         Adjustments to Unaudited Financial Statements"


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     SUNTERRA CORPORATION
                                     (Registrant)



Date: October 26, 2001               By:  /s/ Gregory F. Rayburn
                                          ----------------------
                                          Gregory F. Rayburn
                                          President